OPPENHEIMER ENTERPRISE FUND
               Supplement dated September 15, 2000 to the
                       Prospectus dated December 17, 1999

The Prospectus is changed as follows:

1. This  supplement  replaces  the Fund's  prospectus  supplement  dated
   June 26, 2000.

2. Effective September 15, 2000, the Fund's Distributor, OppenheimerFunds Distributor, Inc., will accept orders to purchase shares of the Fund from new investors, whether such purchase orders are submitted by brokers, dealers or other financial institutions, or directly by investors, or by exchange requests from a shareholder owning shares of another Oppenheimer fund (or by a broker of record acting on behalf of a shareholder).

   In addition, on September 15, 2000, the $5,000 per account per month limit is
   removed  for  additional   purchases  of  shares  of  the  Fund  by  existing
   shareholders that owned shares of the Fund on or before July 1, 1999.

3. The  first  paragraph  on the  front  cover is  revised  to read as  follows:
   "Oppenheimer Enterprise Fund is a mutual fund. It seeks capital appreciation to make your investment grow. It emphasizes investments in common stocks of companies that have growth potential."

4. The paragraph captioned "What does the Fund Invest In?" on page 3 is revised to read as follows:

         WHAT DOES THE FUND INVEST IN? The Fund invests mainly in common stocks of companies with higher growth rates. These may be newer companies or established companies of any capitalization range that the portfolio manager believes have favorable growth prospects. The Fund previously focused on small-cap issuers, but may now invest without limit in companies in any capitalization range. The Fund focuses mainly on domestic companies, but may buy foreign stocks as well.

5. In the paragraph captioned "How Does The Portfolio Manager Decide What Securities To Buy or Sell?" on page 3, the four bullet points are revised to read as follows:

o Companies with management that has a proven ability to handle rapid growth
o Companies with innovative products or services o Companies with superior earnings and revenue growth o Companies with growth rates that the portfolio manager believes are sustainable

6. In the paragraph captioned "Who is the Fund Designed For?" on page 3, the second sentence is revised to read as follows: "Investors in the Fund should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth fund."

7. The section captioned "Special Risks of Small-Cap Stocks" on page 4 is deleted, and the section captioned "Risks of Investing in Stocks" on pages 3 and 4 is revised to read as follows:

         RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund's portfolio will be affected by changes in the U.S. stock markets and the special economic and other factors that might primarily affect the prices of growth stocks. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

         Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

8. The paragraph captioned "How Risky is the Fund Overall?" on page 4 is revised to read as follows:

         HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the risk overall profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

         In the short term, high-growth stocks can be very volatile. The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is an aggressive growth fund, designed for investors willing to assume greater risks. It is likely to be subject to greater fluctuations in its share prices than funds that emphasize large capitalization stocks, or funds that focus on both stocks and bonds.

9. The paragraph captioned "Small-Cap Stock Investments" on page 8 is deleted and replaced with the following:

         Growth Stock Investments. The Manager looks for stocks of companies that have growth potential. Growth companies may be developing new products or services or may be expanding into new markets for their products. They may be newer companies or more established companies entering a growth cycle. The Fund's investments are not limited to issuers in a specific capitalization range, such as large-cap or small-cap companies, and the Fund can invest in issuers in all capitalization ranges. Market capitalization refers to the market value of all of a company's issued and outstanding stock. Because the stocks of companies that have smaller market capitalizations tend to be more volatile, to the extent that the Fund holds small-cap stocks, its share prices may fluctuate more and the risks of loss are greater.

         Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for a protracted period. They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over time.

10.The sub-section "Portfolio Manager" on page 11 of the section captioned "How the Fund is Managed - The Manager " is deleted and replaced with the following:

         Portfolio Manager. The portfolio manager of the Fund is David Hyun. He is the person principally responsible for the day-to-day management of the Fund. Mr. Hyun is a Vice President of the Fund and the Manager. He joined the Manager on June 26, 2000 from Fred Alger Management, Inc. where he was a portfolio manager (December 1997 - June 2000), a technology analyst (August 1993 - December 1997) and a research associate (January 1991 - August 1993).


September 15, 2000                                      PS0885.018